Exhibit 10.2

CROWN HOLDINGS, INC.

ISSUANCE BY

CROWN EUROPEAN HOLDINGS S.A.

OF

€335,000,000 2.250% Senior Notes due 2023

€500,000,000 2.875% Senior Notes due 2026

Purchase Agreement

January 18, 2018

Citigroup Global Markets Limited

 As Representative of the several Initial

 Purchasers named in Schedule I hereto

c/o Citigroup Global Markets Limited

Citigroup Center

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

Ladies and Gentlemen:

Crown Holdings, Inc., a Pennsylvania corporation (“Holdings”), and the indirect parent company of Crown European Holdings S.A., a société anonyme organized under the laws of France (the “Issuer”), proposes that the Issuer issue and sell to the several purchasers named in Schedule I hereto (the “Initial Purchasers”), for whom Citigroup Global Markets Limited (the “Representative”) is acting as representative, (i) €335,000,000 aggregate principal amount of its 2.250% Senior Notes due 2023 (the “2023 Notes”) and (ii) €500,000,000 aggregate principal amount of its 2.875% Senior Notes due 2026 (the “2026 Notes” and, together with the 2023 Notes, the “Notes”). Initially, the Notes will be fully and unconditionally guaranteed on a senior basis by Holdings and the other guarantors named in Schedule II hereto (together with Holdings, the “Crown Guarantors”). The Notes will be issued pursuant to an indenture to be dated as of January 26, 2018 (the “Indenture”) among the Issuer, the Crown Guarantors, U.S. Bank National Association, as trustee (the “Trustee”), Elavon Financial Services DAC, UK Branch, as paying agent, and Elavon Financial Services DAC, as registrar and transfer agent. The Notes will have the benefit of the guarantees (the “Guarantees” and, together with the Notes, the “Securities”) provided for in the Indenture. The use of the neuter in this Purchase Agreement (this “Agreement”) shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 18 hereof.

As described in the Pricing Disclosure Package and the Final Memorandum (each as defined below), the Issuer intends to use the net proceeds from the issuance and sale of the Securities, together with other available funds (including the expected net proceeds of the offering of the Dollar Notes (as hereinafter defined), if any) (i) to pay the cash consideration for the acquisition of Signode Industrial Group Holdings (Bermuda) Ltd., a Bermuda exempted company (“Signode”) pursuant to an Agreement and Plan of Merger, dated as of December 19, 2017, as amended and restated on December 27, 2017 (as amended, supplemented, or modified from time to time, the “Acquisition Agreement”), among Holdings, Cobra Merger Sub, Ltd., a Bermuda exempted company (“Merger Sub”) and Signode, pursuant to which Merger Sub will merge with and into Signode (the “Acquisition”), with Signode surviving the Acquisition, (ii) to refinance all of the existing indebtedness of Signode and (iii) to pay fees and expenses associated with the foregoing. The date of consummation of the Acquisition is herein referred to as the “Acquisition Date.”

Upon consummation of the Acquisition, Signode and each of its U.S. subsidiaries that become guarantors under Crown’s senior secured credit facilities (such subsidiaries, the “U.S. Signode Guarantors”) shall become Guarantors under the Indenture by executing a supplemental indenture (a “Supplemental Indenture”) and shall become party to this Agreement pursuant to a joinder agreement substantially in the form of Exhibit D (a “Joinder Agreement”). Upon execution of a Joinder Agreement, the agreements of the U.S. Signode Guarantors made under this Agreement shall become effective as of the Time of Execution and each of the U.S. Signode Guarantors shall, without any further action by any person, become a party to this Agreement. Following the consummation of the Acquisition, subject to certain exceptions set forth in the Transaction Documents, Signode and its non-U.S. subsidiaries that become guarantors under Crown’s senior secured credit facilities (such subsidiaries together with Signode, the “Non-U.S. Signode Guarantors” and, the Non-U.S. Signode Guarantors together with the U.S. Signode Guarantors, the “Signode Guarantors”; the Signode Guarantors together with the Crown Guarantors, the “Guarantors”; the Guarantors collectively with the Issuer, the “Companies”) shall become Guarantors under the Indenture by executing a Supplemental Indenture and shall become party to this Agreement pursuant to a Joinder Agreement. Upon execution of a Joinder Agreement, the agreements of the Non-U.S. Signode Guarantors made under this Agreement shall become effective and each of the Non-U.S. Signode Guarantors shall, without any further action by any person, become a party to this Agreement. The date on which a Joinder Agreement is executed by the U.S. Signode Guarantors or the Non-U.S. Signode Guarantors, as applicable, is herein referred to as the “Joinder Date” with respect to such Signode Guarantors.

This Agreement, the Joinder Agreement, the Securities, the Indenture, the Supplemental Indentures and the agreements and instruments to which Holdings or any of its subsidiaries is a signatory relating to the consummation of the transactions contemplated hereby and the issuance and sale of the Securities contemplated hereby, collectively, are referred to herein as the “Transaction Documents.”

The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act.

In connection with the sale of the Securities, the Companies have prepared a preliminary offering memorandum dated January 16, 2018 (including the information incorporated by reference therein, the “Preliminary Memorandum”), setting forth or including a description of the terms of the Securities, the terms of the offering of the Securities, a description of the Companies and any material developments relating to the Companies occurring after the date of the most recent historical financial statements included therein. As used herein, “Pricing Disclosure Package” shall mean the Preliminary Memorandum, as supplemented or amended by the written communications listed on Annex A hereto in the most recent form that has been prepared and delivered by the Companies to the Initial Purchasers in connection with their solicitation of offers to purchase Securities prior to the time when sales of the Securities were first made (the “Time of Execution”). Promptly after the Time of Execution and in any event no later than the second Business Day following the Time of Execution, the Companies will prepare and deliver to the Initial Purchasers a final offering memorandum (including the information incorporated by reference therein, the “Final Memorandum”), which will consist of the Preliminary Memorandum with such changes therein as are required to reflect the information contained in the amendments or supplements listed on Annex A hereto. The Companies hereby confirm that they have authorized the use of the Pricing Disclosure Package, the Final Memorandum and the Recorded Road Show (as defined below) in connection with the offer and sale of the Securities by the Initial Purchasers.

1.    Representations and Warranties. As of the Time of Execution and at the Closing Date (as defined in Section 3 below), the Issuer and the Crown Guarantors, jointly and severally, represent and warrant to and agree with each of the Initial Purchasers (it being understood and agreed that, prior to the applicable Joinder Date, all representations and warranties of the Issuer and the Crown Guarantors with respect to Signode and its subsidiaries are made to the knowledge of the Issuer and the Crown Guarantors) and, upon execution of a Joinder Agreement, the Signode Guarantors, jointly and severally, represent and warrant to and agree with each of the Initial Purchasers, as follows (references in this Section 1 to the “Offering Memorandum” are to (i) the Pricing Disclosure Package in the case of representations and warranties made as of the Time of Execution and (ii) both the Pricing Disclosure Package and the Final Memorandum in the case of representations and warranties made at the Closing Date):

(a)    The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Time of Execution, the Pricing Disclosure Package does not, and on the Closing Date, will not, and the Final Memorandum as of its date and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Companies make no representation or warranty as to the information contained in or omitted from the Pricing Disclosure Package and Final Memorandum, in reliance upon and in conformity with information furnished in writing to the Companies by or on behalf of the Initial Purchasers specifically for inclusion therein. The Companies have not distributed or referred to and will not distribute or refer to any written communications (as defined in Rule 405 of the Act) that constitute an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Companies or their agents and representatives (other than the Pricing Disclosure Package and Final Memorandum) an “Issuer Written Communication”) other than the Pricing Disclosure Package, the Final Memorandum and the recorded electronic road show made available to investors (the “Recorded Road Show”). Any information in an Issuer Written Communication that is not otherwise included in the Pricing Disclosure Package and the Final Memorandum does not conflict with the Pricing Disclosure Package or the Final Memorandum, and each Issuer Written Communication, when taken together with the Pricing Disclosure Package, does not at the Time of Execution and, when taken together with the Final Memorandum at the Closing Date, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)    None of the Companies or their respective Affiliates, or any person acting on behalf of any of them (other than the Initial Purchasers, as to which the Companies make no representation or warranty), has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Act. Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 4 of this Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers or the initial resale of the Securities by the Initial Purchasers, in each case, in the manner contemplated by this Agreement, to register any of the Securities under the Act or to qualify the Indenture under the Trust Indenture Act.

(c)    None of the Companies or their respective Affiliates, or any person acting on behalf of any of them (other than the Initial Purchasers, as to which the Companies make no representation or warranty), has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

(d)    The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

(e)    None of the Companies or their respective Affiliates, or any person acting on behalf of any of them (other than the Initial Purchasers, as to which the Companies make no representation or warranty), has engaged in any “directed selling efforts” with respect to the Securities, and each of the Companies and their respective Affiliates has complied with the “offering restrictions” requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

(f)    No securities of any of the Companies are of the same class (within the meaning of Rule 144A under the Act) as any of the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

(g)    None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System.

(h)    Application will be made by the Companies for the Notes to be listed on the Official List of the Luxembourg Stock Exchange and to be admitted to trading on the Euro MTF Market of the Luxembourg Stock Exchange.

(i)    None of the Companies or their respective subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum none of them will be, required to register as an “investment company” within the meaning of the Investment Company Act.

(j)    Holdings is subject to the reporting requirements of, and has timely filed all material required to be filed by it pursuant to, Section 13 or Section 15(d) of the Exchange Act.

(k)    None of the Companies or their respective Affiliates has paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of any of them (except as contemplated by this Agreement, and except for fees payable by Signode to JP Morgan and Goldman Sachs & Co. LLC in connection with the Acquisition).

(l)    None of the Companies or their respective Affiliates has taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of any of them to facilitate the sale or resale of the Securities.

(m)    The information to be provided by the Companies pursuant to Section 5(h) hereof will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(n)    The statements in the Offering Memorandum set forth or referenced under the headings “Crown’s Business—Legal Proceedings”, “Description of Certain Indebtedness”, “Description of the Notes”, “Material U.S. Federal Income Tax Considerations” and “Material French Tax Considerations” fairly summarize the matters therein described.

(o)    The statistical and market-related data included in the Offering Memorandum are based on or derived from sources which the Companies believe to be reliable and accurate in all material respects.

(p)    There are no contracts, agreements or other documents or pending legal or governmental proceedings to which any of the Companies or their respective subsidiaries is a party or any property of any of the Companies or their respective subsidiaries is subject that would be required to be described in a prospectus under the Act that have not been described in the Offering Memorandum. The contracts, agreements and other documents so described in the Offering Memorandum are in full force and effect on the date of this Agreement. None of the Companies or their respective subsidiaries or, to the knowledge of any of the Companies, any other party is in breach of or default under any such contracts, agreements or other documents, other than a breach or default that would not reasonably be expected to have a material adverse effect on (i) the issue and sale of the Securities or the consummation of the other transactions contemplated by the Transaction Documents (including, without limitation, the Acquisition and the application of the proceeds from the issuance of the Securities) or (ii) the condition (financial or otherwise), prospects, earnings, business or properties of Holdings, Signode and their respective subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (“Material Adverse Effect”).

(q)    Holdings and each of its subsidiaries and Signode and each of its subsidiaries, respectively, have been duly organized and are validly existing as a corporation or other legal entity in good standing (to the extent that such concept exists under the laws of such jurisdiction) under the laws of the jurisdiction in which they are organized, with full corporate or other statutory power and authority to own or lease, as the case may be, and operate their properties and conduct their business as described in the Offering Memorandum. Holdings and each of its subsidiaries and Signode and each of its subsidiaries, respectively, are duly qualified to do business as a foreign corporation or other legal entity and are in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to do so qualify or be in good standing would not reasonably be expected to result in a Material Adverse Effect.

(r)    All the outstanding shares of capital stock of each subsidiary of Holdings and each subsidiary of Signode have been duly and validly authorized and issued and are fully paid and, except as set forth in the Offering Memorandum, all outstanding shares of capital stock of such subsidiaries are (or with respect to Signode and its subsidiaries, after the Acquisition Date will be) owned by Holdings, either directly or through wholly-owned subsidiaries, free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances, except for any such perfected security interests, or other security interests, claims, liens or encumbrances described in the Offering Memorandum or that would not reasonably be expected to result in a Material Adverse Effect or an Event of Default (as defined in the Indenture).

(s)    Holdings’ capitalization is, on the basis stated in the Offering Memorandum, as set forth in the “Actual” column of the table set forth under the heading “Capitalization” in the Offering Memorandum. On the Closing Date, Holdings’ capitalization will be, on the basis stated in the Offering Memorandum and as if the Acquisition had occurred on such date, consistent in all material respects with the “Pro Forma” column of the table set forth under the heading “Capitalization” in the Offering Memorandum.

(t)    This Agreement has been duly authorized, executed and delivered by the Issuer and each of the Crown Guarantors and, assuming the due authorization, execution and delivery thereof by the Initial Purchasers, will constitute the legal, valid and binding obligation of the Issuer and each of the Crown Guarantors, enforceable against the Issuer and each of the Crown Guarantors in accordance with its terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors’ rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity and except that any rights to indemnity and contribution further may be limited or prohibited by applicable laws and public policy considerations).

(u)    On or prior to a Joinder Date, a Joinder Agreement will have been duly authorized by the applicable Signode Guarantors and, on such Joinder Date, will be executed and delivered by each of the applicable Signode Guarantors and will constitute the legal, valid and binding obligation of such Signode Guarantors (each subject to the exclusions, exceptions and limitations provided herein and therein), enforceable against such Signode Guarantors in accordance with its terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors’ rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity and except that any rights to indemnity and contribution further may be limited or prohibited by applicable laws and public policy considerations).

(v)    The Indenture has been duly authorized by the Issuer and each of the Crown Guarantors and, assuming the due authorization, execution and delivery thereof by the Trustee, when executed and delivered by the Issuer and each of the Crown Guarantors, will constitute the legal, valid and binding obligation of the Issuer and each of the Crown Guarantors, enforceable against the Issuer and each of the Crown Guarantors in accordance with its terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors’ rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity). The Indenture meets the requirements for qualification under the Trust Indenture Act.

(w)    On or prior to a Joinder Date, a Supplemental Indenture will have been duly authorized by the applicable Signode Guarantors and, on such Joinder Date, will be executed and delivered by each of the applicable Signode Guarantors and, assuming the due authorization, execution and delivery thereof by the Trustee, will constitute the legal, valid and binding obligation of such Signode Guarantors (each subject to the exclusions, exceptions and limitations provided therein), enforceable against such Signode Guarantors in accordance with its terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors’ rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity and except that any rights to indemnity and contribution further may be limited or prohibited by Federal or state securities laws and public policy considerations).

(x)    The Notes have been duly authorized by the Issuer and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms hereof, will have been duly executed and delivered by the Issuer and will constitute the legal, valid and binding obligations of the Issuer, entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with their terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors’ rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity).

(y)    The Guarantees have been duly authorized by the Crown Guarantors and, when the Notes have been executed in accordance with the provisions of the Indenture, will have been duly executed and delivered by the Crown Guarantors and will constitute legal, valid and binding obligations of the Crown Guarantors, entitled to the benefits of the Indenture and enforceable against the Crown Guarantors in accordance with their terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors’ rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity or as described in the Offering Memorandum). On or prior to a Joinder Date, the Guarantees will be duly authorized by the applicable Signode Guarantors and, when a Supplemental Indenture has been duly executed and delivered by such Signode Guarantors as provided in the Indenture, such Guarantees will constitute legal, valid and binding obligations of such Signode Guarantors (each subject to the exclusions, exceptions and limitations provided therein), entitled to the benefits of the Indenture and enforceable against such Signode Guarantors in accordance with their terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors’ rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity or as described in the Offering Memorandum).

(z)    Each other Transaction Document has been (or in the case of the Signode Guarantors, will be prior to the applicable Joinder Date) duly authorized by each Company a party thereto and, assuming the due authorization, execution and delivery thereof by the other parties thereto, when executed and delivered by each such Company, will constitute the legal, valid and binding obligation of each such Company (each subject to the exclusions, exceptions and limitations provided therein), enforceable against each such Company in accordance with its terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws of general applicability affecting creditors’ rights generally from time to time in effect and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought regardless of whether such enforcement is considered in a proceeding at law or in equity and except that any rights to indemnity and contribution further may be limited or prohibited by Federal or state securities laws and public policy considerations).

(aa)    The documents (or portions thereof) incorporated by reference in the Offering Memorandum when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(bb)    No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the issue and sale of the Securities or the consummation of the transactions contemplated by any of the Transaction Documents, except such as may be required by the Luxembourg Stock Exchange or under the blue sky laws of any state in connection with the purchase and distribution of the Securities by the Initial Purchasers in the manner contemplated herein and in the Offering Memorandum, and except where the failure to obtain the same would not reasonably be expected to have a Material Adverse Effect.

(cc)    None of the execution and delivery by any of the Companies party thereto of any of the Transaction Documents, the issue and sale of the Securities, the consummation of the other transactions contemplated by the Transaction Documents (including, without limitation, the Acquisition and the application of the proceeds from the issuance of the Securities) will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Companies or their respective subsidiaries pursuant to (i) the organizational documents of Holdings, Signode or any of their respective subsidiaries; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement, credit agreement or other agreement, obligation, condition, covenant or instrument to which Holdings, Signode or any of their respective subsidiaries is a party or bound or to which any property or assets of Holdings, Signode or any of their respective subsidiaries is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to Holdings, Signode or any of their respective subsidiaries or any property or assets of Holdings, Signode or any of their respective subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over Holdings, Signode or any of their respective subsidiaries or property or assets of any of their respective subsidiaries, except, in the case of clauses (ii) and (iii) above, as would not reasonably be expected to have a Material Adverse Effect or to materially adversely affect the rights of the holders of the Securities or of the Initial Purchasers under the Transaction Documents.

(dd)    The consolidated historical financial statements and schedules of Holdings and its consolidated subsidiaries and Signode and its consolidated subsidiaries, respectively, included in the Offering Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of Holdings and its consolidated subsidiaries and Signode and its consolidated subsidiaries, respectively, as of the dates and for the periods indicated, comply as to form in all material respects with the applicable requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected historical financial data set forth under the captions “Selected Historical Financial Data for Crown” and Selected Historical Financial Data for Signode” in the Offering Memorandum comply as to form in all material respects with the applicable requirements of the Act (except that historical data for the fiscal years ended December 31, 2012 and 2013 is omitted) and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The financial data set forth under the captions “Summary—Summary Historical Financial Data for Crown”, Summary—Summary Historical Financial Data for Signode” and “Summary—Summary Unaudited Pro Forma Condensed Combined Financial Information and Other Information” in the Offering Memorandum fairly present, on the basis stated in the Offering Memorandum, the information included therein. The adjusted and pro forma financial data included in the Offering Memorandum include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related adjustments give appropriate effect to those assumptions, and the adjustments reflect the proper application of those adjustments to the historical amounts in the adjusted financial data included in the Offering Memorandum.

(ee)    Other than as set forth in the Offering Memorandum, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Holdings, Signode or any of their respective subsidiaries or any property or assets of Holdings, Signode or any of their respective subsidiaries is pending or, to the knowledge of Holdings or Signode, threatened that would reasonably be expected to have a Material Adverse Effect.

(ff)    Holdings, Signode and each of their respective subsidiaries own or lease all such properties as are necessary to the conduct of their operations as presently conducted, except in the case of Signode and its subsidiaries, as would not reasonably be expected to have a Material Adverse Effect. Holdings, Signode and each of their respective subsidiaries have good and marketable title to, or valid leasehold interests in, or easements or other limited property interests in, or are licensed to use, all their material properties and assets, except for minor defects that do not interfere with their ability to conduct their business as currently conducted or utilize such properties and assets for their intended purposes, and except where failure to have such title, leasehold interests, easements or other limited property interests or licenses to use, in the aggregate, would not reasonably be expected to have a Material Adverse Effect. All material properties and assets of Holdings, Signode and each of their respective subsidiaries are free and clear of all liens, charges, encumbrances or restrictions, except for Permitted Liens (as defined in the Indenture) and as described in the Offering Memorandum. Each of the Companies and their respective subsidiaries has good and marketable title to all personal property it purports to own, except as described in the Offering Memorandum.

(gg)    Neither Holdings, Signode and each of their respective subsidiaries is in violation or default of (i) any provision of its organizational documents; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement, credit agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property or assets is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to it or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over it or any such subsidiaries or any of their respective property or assets, except, in the case of clauses (ii) and (iii) above, for any such violation or default which would not reasonably be expected to have a Material Adverse Effect.

(hh)    PricewaterhouseCoopers LLP, who have certified certain financial statements of Holdings and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Offering Memorandum, are independent public accountants with respect to Holdings within the meaning of the Act and the Exchange Act and the related published rules and regulations thereunder.

(ii)    Deloitte and Touche LLP, who have certified certain financial statements of Signode and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Offering Memorandum, are independent public accountants with respect to Signode within the meaning of the Act and the Exchange Act and the related published rules and regulations thereunder.

(jj)    Holdings, Signode and each of their respective subsidiaries have timely filed all foreign, federal, state and local tax returns (or the equivalents thereof) that are required to be filed or have requested extensions thereof, except in any case in which the failure so to file would not reasonably be expected to have a Material Adverse Effect. Holdings, Signode and each of their respective subsidiaries have timely paid all taxes required to be paid by them whether or not shown in such returns (including withholding taxes) and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is being contested in good faith or as would not reasonably be expected to have a Material Adverse Effect.

(kk)    No labor problem or dispute with the employees of Holdings, Signode and each of their respective subsidiaries exists or, to the knowledge of the Companies, is threatened or imminent, and there is no existing or imminent labor disturbance or collective bargaining activities by the employees of Holdings, Signode or any of their respective subsidiaries or, to the knowledge of any of the Companies, by the employees of any of the principal suppliers, contractors or customers of Holdings, Signode or any of their respective subsidiaries, in each case, that would have a Material Adverse Effect.

(ll)    Holdings, Signode and each of their respective subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged, except, in each case, as disclosed in the Offering Memorandum or to the extent that such lack of insurance would not reasonably be expected to have a Material Adverse Effect. All policies of insurance and fidelity or surety bonds insuring Holdings, Signode or any of their respective subsidiaries or the businesses, assets, employees, officers and directors of Holdings, Signode or any of their respective subsidiaries are in full force and effect other than any policies of insurance and fidelity or surety bonds that, if not in full force and effect, would not reasonably be expected to have a Material Adverse Effect. Holdings, Signode and each of their respective subsidiaries are in compliance with the terms of such policies and instruments in all material respects. There are no claims by Holdings, Signode or any of their respective subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, except for such claims which, if successfully denied, would not reasonably be expected to have a Material Adverse Effect. Neither Holdings, Signode nor any of their respective subsidiaries has been refused any insurance coverage sought or applied for. Neither Holdings, Signode nor any of their respective subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

(mm)    No subsidiary of Holdings or Signode, respectively, is prohibited, directly or indirectly, from paying any dividends on such subsidiary’s capital stock, from making any other distribution on such subsidiary’s capital stock, from repaying to Holdings or Signode, respectively, or any other subsidiary of Holdings or Signode, respectively, any loans or advances to such subsidiary from Holdings or Signode, respectively, or such other subsidiary or from transferring any of such subsidiary’s property or assets to Holdings or Signode, respectively, or any other subsidiary of Holdings or Signode, respectively, except as described in or contemplated by the Offering Memorandum (exclusive of any amendment or supplement thereto).

(nn)    Holdings, Signode and each of their respective subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how that are necessary to conduct their respective businesses as described in the Offering Memorandum, except where the failure to own or possess such licenses or other rights to use such patents, trademarks, service marks, trade names, copyrights and know-how would not reasonably be expected to have a Material Adverse Effect. Neither Holdings nor any of its subsidiaries has received, and neither Signode nor any of its subsidiaries has received in the last three years, any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, could have a Material Adverse Effect.

(oo)    Holdings, Signode and each of their respective subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted, except where the failure to possess such licenses, certificates, permits or other authorizations would not reasonably be expected to have a Material Adverse Effect, and neither Holdings, Signode nor any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

(pp)    Holdings, Signode and each of their respective subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Holdings and each of its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, management to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Signode maintains a system of internal accounting controls to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with generally accepted accounting principles in all material respects.

(qq)    (i) Holdings, Signode and each of their respective subsidiaries are in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations and rules of common law relating to pollution or the protection of the environment, natural resources or occupational health and safety, including without limitation those relating to the release or threat of release of Hazardous Materials (“Environmental Laws”); (ii) Holdings, Signode and each of their respective subsidiaries have received and are in compliance in all material respects with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct their businesses as currently conducted; (iii) neither Holdings, Signode nor any of their respective subsidiaries has received written notice of any actual or potential liability for the investigation or remediation of any Hazardous Materials; (iv) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of any of the Companies, threatened against Holdings, Signode or any of their respective subsidiaries under any Environmental Law; (v) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by Holdings, Signode or any of their respective subsidiaries; (vi) neither Holdings, Signode nor any of their respective subsidiaries is subject to any order, decree, consent, settlement or agreement requiring, or is otherwise obligated or required to perform, any response or corrective action relating to any Hazardous Materials; (vii) neither Holdings, Signode nor any of their respective subsidiaries has received written notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), or any comparable state or foreign law; (viii) no property or facility of Holdings, Signode or any of their respective subsidiaries is (x) listed or, to the knowledge of the Companies, proposed for listing on the National Priorities List under CERCLA or (y) listed in the Comprehensive Environmental Response, Compensation and Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any governmental authority; and (ix) there are no past or present actions, events, operations or activities which would reasonably be expected to prevent or interfere with compliance by Holdings, Signode or any of their respective subsidiaries with any applicable Environmental Law or result in liability (including, without limitation, fines or penalties) under any applicable Environmental Law, except, in the case of each of clauses (i) through (ix) above, as (A) described in the Offering Memorandum (exclusive of any amendment or supplement thereto) or (B) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. “Hazardous Materials” means any hazardous or toxic substance, chemical, material, pollutant, waste, contaminant or constituent, which is subject to regulation under or could give rise to liability under any Environmental Law.

(rr)    In the ordinary course of its business, Holdings and Signode, respectively, periodically reviews the effect of Environmental Laws on the business, operations and properties of Holdings and its subsidiaries and Signode and its subsidiaries, respectively, in the course of which it seeks to identify and evaluate associated costs and liabilities. On the basis of such review, and except as described in the Offering Memorandum, each of Holdings and Signode, respectively, does not reasonably expect that such associated costs and liabilities would, singly or in the aggregate, have a Material Adverse Effect.

(ss)    Holdings, Signode and each of their respective subsidiaries have fulfilled their obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of any of the Companies or their respective subsidiaries are eligible to participate, and each such plan is, and on the Closing Date will be, in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. Neither Holdings, Signode nor any of their respective subsidiaries has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) under Title IV of ERISA.

(tt)    None of the Companies or any of their respective Affiliates or any director, officer, agent or employee of any of the Companies or their respective Affiliates has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977; (iv) violated or is in violation of any provision of the Bribery Act 2010 of the United Kingdom or of any other applicable European Union or local law regulating payments to any government official or employee or (v) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. Holdings, Signode and their respective subsidiaries have instituted and will maintain and enforce, policies and procedures designed to ensure compliance by Holdings, Signode and their respective subsidiaries, respectively, with all applicable anti-bribery and anti-corruption laws.

(uu)    The operations of Holdings and its subsidiaries are and have been conducted at all times, and the operations of Signode and its subsidiaries are and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements (including, but not limited to, the Currency and Foreign Transactions Reporting Act of 1970, as amended) and the money laundering statutes of all jurisdictions that apply to Holdings, Signode or their respective subsidiaries, the rules and regulations thereunder, and any related or similar rules, regulations or guidelines, issued administered or enforced by any relevant governmental agency (collectively, the “Money Laundering Laws”), and no material action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Holdings, Signode or any of their respective subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of Holdings or Signode, threatened.

(vv)    None of Holdings, Signode or any of their respective subsidiaries or, to the knowledge of the Companies, any of their respective Affiliates, any director, officer, agent or employee of Holdings, Signode or any of their respective subsidiaries is or has been in violation of any applicable economic or trade sanctions or laws relating to money laundering, unlawful financial activities or unlawful use or appropriation of corporate funds, including those administered by the Office of Foreign Assets Control of the U.S. Department of Treasury, European Union (including, without limitation, economic sanctions imposed against certain states, organizations and individuals under the European Union’s Common Foreign & Security Policy), the United Nations Security Council, Her Majesty’s Treasury, France, or other relevant sanctions authority (collectively, “Sanctions”) or is the subject or the target of Sanctions or owned 50% or more by or otherwise controlled by or acting on behalf of one or more persons or entities that are the subject to Sanctions or located, organized or resident in a country or territory that is the subject to Sanctions (especially but not limited to Cuba, Iran, Syria, Sudan, North Korea and the Crimean Region, each a “Sanctioned Country”); the Issuer agrees that it will not directly or indirectly use the proceeds of the offering and sale of the Securities, or lend, contribute or otherwise make available such proceeds to any person or entity, or any subsidiary, joint venture partner or sub-division of such other person or entity, for the purpose of financing or facilitating the activities of any person or entity then subject to Sanctions or in a Sanctioned Country. With regard to Deutsche Bank

AG, London Branch and UniCredit Bank AG, this representation and warranty shall apply only and if to the extent that it does not result in a violation of Council Regulation (EC) No. 2271/96 of 22 November 1996 or any applicable anti-boycott laws or regulations.

(ww)    The issue of the Notes by the Issuer and the Guarantees by the Guarantors (subject to the exclusions and limitations set forth therein and in the Indenture) will not result in a breach of any provisions relating to financial assistance, principles of corporate benefit or any similar law or regulation of the jurisdictions applicable to them, which could affect the enforceability of the Notes or the Guarantees;

(xx)    None of Holdings, Signode, their respective subsidiaries or, to the knowledge of Holdings or Signode, any director, officer, agent, employee or Affiliate of Holdings, Signode or any of their respective subsidiaries has distributed or, prior to the later to occur of (i) the Closing Date and (ii) the completion of the distribution of the Notes, will distribute any material referring to the offering and sale of the Notes other than the Preliminary Memorandum, the Pricing Disclosure Package or the Final Memorandum or other materials, if any, permitted by the Act and the U.K. Financial Services and Markets Act 2000 (the “FSMA”) (or regulations or legislation promulgated pursuant to the Act or the FSMA) or required to be distributed by the Luxembourg Stock Exchange.

(yy)    Except as disclosed in the Offering Memorandum, and subject to the limitations described therein, no income, stamp or other taxes or levies, imposts, deductions, charges, compulsory loans or withholdings whatsoever (collectively, “Taxes”) are or will be, under applicable law in France, the United States or any other jurisdiction of incorporation, organization, formation, tax residency or place of business, as the case may be, of the Companies, or a jurisdiction in which any Company has a paying agent (for the avoidance of doubt, such paying agent not to include any Guarantor) with respect to the Notes, or any political subdivision thereof or therein (each, a “Taxing Jurisdiction”), imposed on, assessed against, levied against or collected with respect to any holder of the Notes by any such Taxing Jurisdiction on or in respect of principal, interest, premiums and penalties or other amounts payable under the Securities, or on account of the issue and sale, by the Companies or the execution, delivery or performance of this Agreement, the Joinder Agreement, the Indenture, the Supplemental Indenture or any payments hereunder or thereunder, except for Taxes of a holder of the Notes levied, imposed, deducted, charged, compulsorily lent or withheld by any jurisdiction where such holder is incorporated, organized, formed or tax resident.

(zz)    None of the Companies or any property or assets of any of the Companies has any immunity from jurisdiction of any court or from any legal process.

(aaa)    After giving effect to savings clauses in the Indenture and the Guarantees that limit the liability of the Guarantors in certain cases to the extent provided therein, the fair value and present fair saleable value of the assets of each of the Companies and their respective subsidiaries exceeds, and immediately after the consummation of the issue and sale of the Securities and the consummation of the other transactions contemplated by the

Transaction Documents will exceed, the sum of its stated liabilities and identified contingent liabilities. After giving effect to savings clauses in the Indenture and the Guarantees that limit the liability of the Guarantors in certain cases to the extent provided therein, none of the Companies or their respective subsidiaries is, and immediately after the consummation of the issue and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents none of them will be, (x) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (y) unable to pay its debts (contingent or otherwise) as they mature or (z) otherwise insolvent.

(bbb)    None of the French subsidiaries of Holdings, Signode nor any of the Companies has applied, or will apply, for until the Closing Date or is or will be at the Closing Date subject to:

(i)    a mandat ad hoc proceedings (mandat ad hoc);

(ii)    a conciliation proceedings (procédure de conciliation);

(iii)    a safeguard proceedings (procédure de sauvegarde), an accelerated financial safeguard proceedings (procédure de sauvegarde financière accélérée) or an accelerated safeguard proceedings (procédure de sauvegarde accélérée);

(iv)    a judgment issued for (x) the judicial reorganization (redressement judiciaire) or (y) the liquidation proceedings (liquidation judiciaire);

(v)    a transfer of the whole of the business (cession totale de l’entreprise);

(vi)    a voluntary liquidation;

(vii)    any other proceedings under any applicable laws which has an analogous effect to any of the proceedings referred to from (i) to (vi) in this paragraph;

(viii)    any conveyance, assignment or other arrangement for the benefit of its creditors; or

(ix)    any composition with its creditors.

(ccc)    None of the Companies or their respective Affiliates, or any person acting on behalf of any of them (other than the Initial Purchasers, as to which the Companies make no representation or warranty), has offered or sold and will offer or sell, directly or indirectly, any Notes to the public in France (offre au public de titres financiers) or has distributed or caused to be distributed or will distribute or cause to be distributed to the public in France the Preliminary Memorandum, the Final Memorandum or any other offering or marketing material relating to the Notes, and that such offers, sales and distributions have been and shall only be made in France to (i) providers of investment services relating to portfolio management for the account of third parties (personnes fournissant le service d’investissement de gestion de portefeuille pour le compte de tiers) and/or (ii) qualified investors (investisseurs qualifiés) and/or a restricted circle of investors (cercle restreint d’investisseurs) (within the meaning of Article D. 411-1 of the French Code monétaire et financier), acting for their own account, all as defined in, and in accordance with, Articles L.411-1, L.411-2, II, D.411-1, D.411-4, D.744-1, D.754-1 and D.764-1 of the French Code monétaire et financier.

(ddd)    Holdings and each of its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by Holdings in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to Holdings’ management as appropriate to allow timely decisions regarding required disclosure. Holdings and its subsidiaries have carried out evaluations, with the participation of management, of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

Any certificate signed by any officer of any of the Companies and delivered to the Initial Purchasers or counsel for the Initial Purchasers pursuant to this Agreement shall be deemed a representation and warranty by such Company, as to matters covered thereby, to each Initial Purchaser.

2.    Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Issuer agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Issuer, at a purchase price equal to (i) 98.750% of the principal amount of the 2023 Notes and (ii) 98.750% of the principal amount of the 2026 Notes, in each case, plus accrued interest, if any, from January 26, 2018 to the Closing Date, the principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule I hereto.

3.    Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 A.M., London time, on January 26, 2018, or at such time on such later date (not later than February 2, 2018) as the Initial Purchasers shall designate, which date and time may be postponed among the Initial Purchasers and the Issuer or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Initial Purchasers for the respective accounts of the several Initial Purchasers against payment by the several Initial Purchasers of the purchase price thereof to or upon the order of the Issuer by wire transfer payable in same-day funds to the account specified by the Issuer. Delivery of the Securities shall be made through the facilities of Euroclear Bank SA/NV, as operator of the Euroclear System (“Euroclear”), and Clearstream Banking S.A. (“Clearstream”), or their designated nominee, unless the Initial Purchasers shall otherwise instruct.

4.    Offering by Initial Purchasers. Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Issuer that:

(a)    It is an “accredited investor” within the meaning of Rule 501 of the Act and acknowledges that it is purchasing the Securities pursuant to a private sale exemption from registration under the Act.

(b)    It has not offered or sold, and will not offer or sell, any Securities except (i) to those it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A or (ii) in accordance with the restrictions set forth in Exhibit A hereto. Each of the Initial Purchasers will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes the Pricing Disclosure Package, the Final Memorandum, any Issuer Written Communication or any such other material, in all cases at its own expense, except as provided in Section 5(m).

(c)    Neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in the United States or in any manner involving a public offering within the meaning of Section 4(a) of the Act.

(d)    Each Initial Purchaser acknowledges and agrees that the Issuer and, for the purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 6(a) through 6(d), (i) counsel for the Companies and (ii) counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of such Initial Purchaser, and compliance of such Initial Purchaser with its agreements, contained in paragraphs 4(a) through (c), above, and such Initial Purchaser hereby consents to such reliance.

5.    Agreements. The Issuer and the Crown Guarantors, jointly and severally, agree, and upon execution and delivery of the Joinder Agreement, the Signode Guarantors, jointly and severally with the Issuer and the Crown Guarantors, agree, with each Initial Purchaser that:

(a)    The Companies will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (c) below, as many copies of the Pricing Disclosure Package, any Issuer Written Communication and the Final Memorandum and any amendments and supplements thereto as they may reasonably request and each as so delivered shall be in form and substance reasonably satisfactory to the Representative.

(b)    The Companies will not amend or supplement the Pricing Disclosure Package or the Final Memorandum, other than by filing documents under the Exchange Act that are incorporated by reference therein, or distribute or refer to any Issuer Written Communication, in each case, without the prior written consent of the Representative; provided, however, that prior to the completion of the distribution of the Securities by the Initial Purchasers (as determined by the Representative in its sole discretion), Holdings,

Signode and their respective subsidiaries will not file any document under the Exchange Act that is incorporated by reference in the Pricing Disclosure Package or the Final Memorandum unless, prior to such proposed filing, the Companies have furnished the Representative with a copy of such document for their review and the Representative has not reasonably objected to the filing of such document. The Companies will promptly advise the Initial Purchasers when any document filed under the Exchange Act that is incorporated by reference in the Pricing Disclosure Package or the Final Memorandum shall have been filed with the Commission. The Companies will promptly, upon the reasonable request of the Representative or counsel for the Initial Purchasers, make any amendments or supplements to the Pricing Disclosure Package and the Final Memorandum that may be necessary or advisable in connection with the resale of the Notes by the Initial Purchasers.

(c)    If at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by the Representative), (i) any governmental or regulatory authority issues any order preventing or suspending the use of any of the Pricing Disclosure Package or the Final Memorandum or (ii) any event occurs as a result of which the Pricing Disclosure Package, any Issuer Written Communication or the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made or the circumstances then prevailing, not misleading, or if it should be necessary to amend or supplement the Pricing Disclosure Package, any Issuer Written Communication or the Final Memorandum to comply with applicable law, the Companies will promptly (i) notify the Initial Purchasers of any such event; (ii) subject to the requirements of paragraph (b) of this Section 5, prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) supply any supplemented or amended Pricing Disclosure Package, Issuer Written Communication or the Final Memorandum to the Initial Purchasers and counsel for the Initial Purchasers without charge in such quantities as they may reasonably request.

(d)    To the extent a Company may do so under applicable law, the Companies will arrange, if necessary, for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Initial Purchasers may reasonably designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall any Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified, to execute a general consent to service of process in any jurisdiction with respect to which such a consent has not been previously executed or to subject itself to taxation in any jurisdiction wherein it would not otherwise be subject to tax but for the requirements of this paragraph. The Companies will promptly advise the Representative of the receipt by any Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(e)    The Companies will not, and will not permit any of their respective Affiliates to, resell any Securities that have been acquired by any of them.

(f)    None of the Companies or their respective Affiliates, or any person acting on behalf of any of them, will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

(g)    None of the Companies or their respective Affiliates, or any person acting on behalf of any of them, will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

(h)    So long as any of the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Act, each Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time, of such restricted securities.

(i)    None of the Companies or their respective Affiliates, or any person acting on behalf of any of them, will engage in any “directed selling efforts” with respect to the Securities, and each of them will comply with the “offering restrictions” requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

(j)    The Companies will cooperate with the Representative and use their respective reasonable best efforts to permit the Notes to be eligible for clearance and settlement through Euroclear and Clearstream. The Companies will use their reasonable best efforts to cause the Notes to be listed on the Official List of the Luxembourg Stock Exchange and to be admitted to trading on the Euro MTF Market of the Luxembourg Stock Exchange as soon as practicable after the date hereof. If the Notes cease to be listed on the Official List of the Luxembourg Stock Exchange, the Companies will use their reasonable best efforts as soon as practicable to list such Notes on another recognized stock exchange or exchange regulated market in western Europe.

(k)    The Companies will not and will not permit any of their subsidiaries to, for a period of 90 days following the Time of Execution, without the prior written consent of the Representative, offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by any Company or any Affiliate of any Company or any person in privity with any Company or any Affiliate of any Company), directly or indirectly, or announce the offering of any debt securities issued or guaranteed by any Company (or any subsidiary of a Company) (other than the Securities, debt under the Existing Credit Agreement, the issuance by Crown Americas LLC and Crown Americas Capital Corp. VI of $875.0 million 4.750% Senior Notes due 2026 issued on the Closing Date (the “Dollar Notes”) and intercompany notes).

(l)    The Companies will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Act or the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of any Company to facilitate the sale or resale of the Securities.

(m)    The Companies, jointly and severally, agree to pay the costs and expenses relating to the following matters: (i) the preparation of the Joinder Agreement, the Indenture, the Supplemental Indenture, the issuance of the Securities and the fees of the Trustee; (ii) the preparation, printing or reproduction of the Pricing Disclosure Package and the Final Memorandum and each amendment or supplement thereto; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Pricing Disclosure Package and the Final Memorandum, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers relating to such registration and qualification); (vii) admitting the Notes for listing on the Official List of the Luxembourg Stock Exchange and for trading on the Euro MTF Market; (viii) the transportation and other expenses incurred by or on behalf of the Companies’ representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Companies’ accountants and the fees and expenses of counsel (including local and special counsel) for the Companies; (x) any appraisal or valuation performed in connection with the offering and sale of the Securities; and (xi) all other costs and expenses incident to the performance by the Companies of their respective obligations hereunder.

(n)    The Companies will apply the proceeds from the offering and sale of the Securities as provided under the caption “Use of Proceeds” in the Pricing Disclosure Package and the Final Memorandum.

(o)    On the applicable Joinder Date, (i) the Companies shall cause to be delivered to the Initial Purchasers executed copies of a Joinder Agreement and a Supplemental Indenture executed by the applicable Signode Guarantors, (ii) the Companies shall use their commercially reasonable efforts to cause to be delivered to the Initial Purchasers the favorable opinions of counsel with respect to such Signode Guarantors, dated as of such Joinder Date and addressed to the Initial Purchasers, in the form and substance reasonably satisfactory to the Initial Purchasers (subject to customary qualifications, assumptions and limitations) and (iii) such Signode Guarantors shall have appointed CT Corporation System, located at 111 Eighth Avenue, New York, New York 10011, as its agent for service of process in the United States under this Agreement, the Joinder Agreement, the Indenture, the Supplemental Indenture and the Securities in accordance with Section 19 hereof and the equivalent provision in the Indenture.

(p)    Until completion of the distribution, none of the Companies nor any of their respective Affiliates will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of any of the Companies to facilitate the sale or resale of the Securities, or issue any press release or other public announcement referring to the offering of the Securities that does not adequately disclose the fact that stabilizing action may take place with respect to the Securities. In the event that any stabilisation action is taken in accordance with Regulation (EU) No 596/2014 of the European Parliament and of the Council of 16 April 2014 (“MAR”), the Companies authorize the Representative to make adequate public disclosure of the information required by MAR and Commission Delegated Regulation (EU) 2016/1052 of 8 March 2016 supplementing Regulation (EU) No 596/2014 of the European Parliament and of the Council with regard to regulatory technical standards for the conditions applicable to buy-back programmes and stabilisation measures.

6.    Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Companies contained herein at their respective times of execution of this Agreement, as of the Closing Date and as of any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Companies made in any certificates pursuant to the provisions hereof, to the performance by the Companies of their respective obligations hereunder and to the following additional conditions:

(a)    The Companies shall have requested and caused (i) Dechert LLP, special United States counsel for the Companies, to furnish to the Initial Purchasers their opinion and negative assurance letter, each delivered on the Closing Date and dated the Closing Date and addressed to the Initial Purchasers, substantially in the form of Exhibits B-1 and B-2 hereto (with such modifications as shall be reasonably acceptable to the Initial Purchasers and their counsel) and (ii) William T. Gallagher, General Counsel of Holdings, to furnish to the Initial Purchasers his opinion, delivered on the Closing Date and dated the Closing Date and addressed to the Initial Purchasers, substantially in the form of Exhibit B-3 hereto (with such modifications as shall be reasonably acceptable to the Initial Purchasers and their counsels). In rendering such opinions and assurances, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Pennsylvania, the State of New York, the Federal laws of the United States and the Delaware General Corporation Law, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Companies and public officials.

(b)    The Companies shall have requested and caused Dechert (Paris) LLP, special French counsel to the Companies, to furnish to the Initial Purchasers their opinion, delivered on the Closing Date and dated the Closing Date and addressed to the Initial Purchasers, substantially in the form of Exhibit C hereto (with such modifications as shall be reasonably acceptable to the Initial Purchasers and their counsel). In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Republic of France, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Companies and public officials.

(c)    The Companies shall have requested and caused one or more local counsel for the Companies, reasonably satisfactory to the Initial Purchasers and counsel to the Initial Purchasers, in each of Canada, Germany, Luxembourg, Mexico, the Netherlands, Spain, Switzerland and the United Kingdom to furnish to the Initial Purchasers their opinion, delivered on the Closing Date and dated the Closing Date and addressed to the Initial Purchasers. In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of relevant Companies.

(d)    The Initial Purchasers shall have received from each of (i) Cahill Gordon & Reindel LLP, special United States counsel for the Initial Purchasers, and (ii) Gide Loyrette Nouel A.A.R.P.I., special French counsel for the Initial Purchasers, such opinion or opinions, delivered on the Closing Date and dated the Closing Date and addressed to the Initial Purchasers, with respect to such matters as the Initial Purchasers may reasonably require, and the Companies shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(e)    Holdings shall have furnished to the Initial Purchasers a certificate of Holdings and the Issuer, signed by the Chairman of the Board or the President and the principal financial or accounting officer of each of Holdings and the Issuer, delivered on the Closing Date and dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Pricing Disclosure Package and the Final Memorandum, any amendment or supplement to the Pricing Disclosure Package and the Final Memorandum and this Agreement and that:

(i)    the representations and warranties of the Issuer and the Crown Guarantors in this Agreement are true and correct in all material respects (other than the representations and warranties set forth in Section 1(tt), (uu) and (vv) which shall be true and correct in all respects) on and as of the Closing Date with the same effect as if made on the Closing Date, and the Issuer and the Crown Guarantors have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and

(ii)    since the date of the most recent financial statements included in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Issuer, individually, or of Holdings and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

(f)    At the Time of Execution, Holdings shall have caused each of PricewaterhouseCoopers LLP and Deloitte and Touche LLP to furnish to the Initial Purchasers a comfort letter, dated the Time of Execution, in form and substance satisfactory to counsel for the Initial Purchasers with respect to the audited and any unaudited or pro forma financial information in the Pricing Disclosure Package. On the Closing Date, Holdings shall have caused each of PricewaterhouseCoopers LLP and Deloitte and Touche LLP to furnish to the Initial Purchasers a comfort letter dated the Closing Date, in form and substance satisfactory to counsel for the Initial Purchasers and reaffirming or updating as of a more recent date, the information in the comfort letter dated the Time of Execution.

(g)    [Reserved].

(h)    Subsequent to the Time of Execution or, if earlier, the dates as of which information is given in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 6; or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Issuer or of Holdings, Signode and their respective subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

(i)    The Issuer, the Crown Guarantors and the Trustee shall have entered into the Indenture in form and substance reasonably satisfactory to the Representative, and the Representative shall have received counterparts, conformed as executed, thereof.

(j)    Each of the Crown Guarantors shall have executed a Guarantee in form and substance reasonably satisfactory to the Representative, and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

(k)    The Issuer and the Crown Guarantors shall have filed an application to list the Notes on the Official List of the Luxembourg Stock Exchange, and the Notes shall be eligible for clearance and settlement through Euroclear and Clearstream.

(l)    The Issuer and each of the Crown Guarantors shall have appointed CT Corporation System, located at 111 Eighth Avenue, New York, New York 10011, as its agent for service of process in the United States under this Agreement, the Indenture and the Securities in accordance with Section 19 hereof and the equivalent provision in the Indenture.

(m)    The Issuer and each of the Crown Guarantors shall have taken all necessary corporate action required to execute, deliver and perform the obligations under the Transaction Documents (including, without limitation, the application of the proceeds from the issuance of the Securities, but excluding the Joinder Agreements and the Supplemental Indentures) and such documents shall be in full force and effect.

(n)    Subsequent to the Time of Execution, there shall not have been any decrease in the rating of any debt securities of any of the Companies by any “nationally recognized statistical rating organization” registered under Section 15E of the Exchange Act or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(o)    Prior to the Closing Date, each of the Companies shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

If any of the conditions specified in this Section 6 shall not have been fulfilled in all respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled at, or at any time prior to, the Closing Date by the Initial Purchasers. Notice of such cancellation shall be given to the Companies in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 will be delivered at the office of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, at 80 Pine Street, New York, New York 10005.

7.    Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of any Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Companies, jointly and severally, agree to reimburse the Initial Purchasers severally through the Representative promptly after demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

8.    Indemnification and Contribution.

(a)    The Issuer and the Crown Guarantors as of the date hereof, and upon execution and delivery of a Joinder Agreement on the applicable Joinder Date, the Signode Guarantors (with respect to each Signode Guarantor, subject to the exclusions and limitations set forth in the Joinder Agreement), jointly and severally agree to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees, affiliates and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package, any Issuer Written Communication, the Final Memorandum (or in any supplement or amendment thereto) or any information provided by any Company to any holder or prospective purchaser of Securities pursuant to Section 5(h), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Companies will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Pricing Disclosure Package or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Companies by or on behalf of any Initial Purchaser specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Companies may otherwise have.

(b)    Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless (i) as of the date hereof, the Issuer and each of the Crown Guarantors, each of their directors, each of their officers, each of their employees, each of their agents and each person who controls the Issuer or such Crown Guarantor within the meaning of either the Act or the Exchange Act and (ii) upon the execution and delivery of a Joinder Agreement, as of the applicable Joinder Date, each of the applicable Signode Guarantors, each of their directors, each of their officers, each of their employees, each of their agents and each person who controls such Signode Guarantor within the meaning of either the Act or the Exchange Act, in each case, to the same extent as the foregoing indemnity from the Companies to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Companies by or on behalf of such Initial Purchaser specifically for inclusion in the Pricing Disclosure Package, the Final Memorandum (or in any amendment or supplement thereto) or any Issuer Written Communication. This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Companies acknowledge that the statements set forth in the paragraph related to stabilization, syndicate covering transactions and penalty bids and the third sentence in the seventeenth paragraph, each under the heading “Plan of Distribution” in the Preliminary Memorandum and Final Memorandum, constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Pricing Disclosure Package and Final Memorandum (or in any amendment or supplement thereto).

(c)    Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any statement as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party. An indemnifying party shall not be liable under this Section 8 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld.

(d)    In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Companies (with respect to each Signode Guarantor, subject to the exclusions and limitations set forth in the Joinder Agreement) and the Initial Purchasers, severally and not jointly, agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which one or more of the Companies and the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Companies on the one hand and by the Initial Purchasers on the other hand from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser (except as may be provided in any agreement among the Initial Purchasers relating to the offering of the Securities) be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Companies and the Initial Purchasers shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Companies on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Companies shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Issuer, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Companies on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, information and opportunity to correct or prevent such untrue statement or omission. The Issuer and the Crown Guarantors, the Initial Purchasers and, upon execution and delivery of the Joinder Agreement, the Signode Guarantors agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee, affiliate and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls a Company within the meaning of either the Act or the Exchange Act and each officer, director, employee and agent of a Company shall have the same rights to contribution as such Company, subject in each case to the applicable terms and conditions of this paragraph (d). Notwithstanding anything to the contrary in this paragraph (d), the Signode Guarantors and any of their directors, officers, employees, agents and controlling persons shall not be entitled to any contribution hereunder until such Signode Guarantor has executed the Joinder Agreement.

9.    Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial

Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (at the respective purchase prices set forth in Section 2 and in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Companies. In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representative shall determine in order that the required changes in the Pricing Disclosure Package and the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement and no action taken under this paragraph shall relieve any defaulting Initial Purchaser of its liability, if any, to the Companies or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

10.    Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Issuer prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in any of Holdings’ or Signode’s securities shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange, the Luxembourg Stock Exchange or the Nasdaq Global Market shall have been suspended or limited or minimum prices shall have been established on any such exchange or Nasdaq Global Market; (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or by authorities in the European Union or any member state thereof; or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States or the European Union or any member state thereof of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

11.    Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Companies or their respective officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Companies or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7, 8 and 11 hereof shall survive the termination or cancellation of this Agreement.

12.    Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Initial Purchasers, will be mailed, delivered or telefaxed to the Representative (fax no +44 20 7721 2829 and confirmed to Citigroup Global Markets Limited, Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, United Kingdom, Attention: Syndicate Desk; if sent to the Companies, will be mailed, delivered or telefaxed to Crown Holdings, Inc., One Crown Way, Philadelphia, PA 19154-4599, Attention: General Counsel (fax no.: (215) 676-6011), with a copy to Dechert LLP, Cira Center, 2929 Arch Street, Philadelphia, PA 19104, Attention: William G. Lawlor (fax no.: (215) 994-2222).

13.    Agreement and Acknowledgment with Respect to the Exercise of Bail-in Powers. Notwithstanding any other term of this Agreement or any other agreements, arrangements or understandings between any Initial Purchaser and any other party to this Agreement, each of the other parties to this Agreement acknowledges, accepts and agrees to be bound by:

(a)    the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of an Initial Purchaser (the “Relevant BRRD Party”) to such other party under this Agreement, that (without limitation) may include and result in any of the following, or some combination thereof:

(i)    the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon;

(ii)    the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the Relevant BRRD Party or another person (and the issue to or conferral on such other party to this Agreement of such shares, securities or obligations);

(iii)    the cancellation of any such BRRD Liability; and

(iv)    the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and

(b)    the variation of the terms of this Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.

For purposes of this Section 13:

“Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time;

“Bail-in Powers” means any Write-down and Conversion Powers as defined in relation to the relevant Bail-in Legislation;

“BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms;

“BRRD Liability” has the same meaning as in such laws, regulations, rules or requirements implementing the BRRD under the applicable Bail-in Legislation;

“EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com/; and

“Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to the Relevant BRRD Party.

14.    Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and, except as expressly set forth in Section 5(h) hereof, no other person will have any right or obligation hereunder.

15.    Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. Any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any transaction or conduct in connection herewith is waived.

16.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile, email or other electronic transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart to this Agreement.

17.    No Advisory or Fiduciary Responsibility. Each of the Companies acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s length commercial transaction between the Companies, on the one hand, and the Initial Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Initial Purchaser is acting solely as a principal and not the agent or fiduciary of the Companies, (iii) no Initial Purchaser has assumed an advisory or fiduciary responsibility in favor of the Companies with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Companies on other matters) or any other obligation to the Companies except the obligations expressly set forth in this Agreement and (iv) the Companies have consulted their own legal and financial advisors to the extent they deemed appropriate. Each of the Companies agrees that it will not claim that any Initial Purchaser has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to it, in connection with such transaction or the process leading thereto.

18.    Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

19.    Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

“Commission” shall mean the Securities and Exchange Commission.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Regulation D” shall mean Regulation D under the Act.

“Regulation S” shall mean Regulation S under the Act.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

20.    Limitations.

(a)    Limitations Applicable to the Issuer and Guarantors organized under the laws of France (each a “French Company”) and under the laws of England and Wales (each an “English Company”). Notwithstanding anything to the contrary in this Agreement, (i) the representations, warranties and covenants made by any French Company or English Company in this Agreement shall be made for its own account and be strictly limited to matters related to such French Company or such English Company and its subsidiaries in connection, to the extent applicable, with the Guarantees granted by such French Company or such English Company, (ii) no French Company is acting jointly and severally with the other Guarantors or the Issuer and no French Company shall be considered as “co-débiteurs solidaires” as to any obligation under this Agreement, (iii) any expenses or indemnities to be paid by any French Company under this Agreement shall be limited to the expenses or indemnities incidental to the performance of its obligations under the Agreement and (iv) any obligations, representations or liabilities incurred or assumed under this Agreement by any French Company shall not include any obligations, representations or liabilities which if incurred would constitute a violation to its corporate benefit or interest (“intérêt social”) in particular within the meaning of Articles L.241-3, L. 242-6, L. 243-1 or L.244-1 of the French Code de commerce, and/or would constitute prohibited financial assistance within the meaning of Article L.225-216 of the French Code de commerce and/or would constitute a misuse of corporate assets within the meaning of Articles L. 241-3, L.242-6, L.243-1 or L. 244-1 of the French Code de commerce or any other law or regulations having the same effect, as interpreted by French courts.

(b)    Limitations Applicable to the Guarantors organized under the laws of Spain (each a “Spanish Company”). Notwithstanding anything to the contrary in this Agreement, any obligations, representations or liabilities incurred or assumed under this Agreement by any Spanish Company shall be deemed to have been incurred or assumed only to the extent that such obligations, representations or liabilities would not, if incurred or assumed, contravene the Spanish law rules on financial assistance ex articles 143.2 or 150, as applicable, of the Spanish Capital Companies Act (Real Decreto Legislativo 1/2010, de 2 de julio, por el que se aprueba el texto refundido de la Ley de Sociedades de Capital) (“LSC”), and the Spanish law limitations on the issuance or guaranteeing of notes by limited liability companies (sociedades de responsabilidad limitada) ex article 401 LSC. To that effect, the Joinder Agreement to be delivered on the applicable Joinder Date by those Signode Guarantors that are also Spanish Companies shall be subject in all respects to the limitations resulting from the above-mentioned Spanish rules on financial assistance and note guarantee limitations. On that basis, the obligations and liabilities assumed by any such Signode Guarantors under the relevant Joinder Agreement (and, by virtue thereof, under this Agreement) will not comprise any obligations or liabilities relating to the proceeds of the Notes used for the purposes of the Acquisition, for the refinancing of any previous debt incurred in relation to the Acquisition, or for any other purposes which, if guaranteed by such Signode Guarantors organized under the laws of Spain, would amount to unlawful financial assistance under Spanish law.

21.    Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America or the courts of the State of New York in each case sitting in the borough of Manhattan, the city of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Related Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. Each party not located in the United States shall, prior to the Closing Date, irrevocably appoint CT Corporation System as its agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

22.    Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

23.    Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than Euros, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Initial Purchasers could purchase Euros with such other currency in the City of New York on the business day preceding that on which final judgment is given. The obligations of each Company in respect of any sum due from it to any Initial Purchaser shall, notwithstanding any judgment in any currency other than Euros, not be discharged until the first business day, following receipt by such Initial Purchaser of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Initial Purchaser may in accordance with normal banking procedures purchase Euros with such other currency.

24.    Acknowledgement Related to Co-manufacturer Responsibilities. Solely for the purposes of the requirements of Article 9(8) of the MIFID Product Governance rules under EU Delegated Directive 2017/593 (the “Product Governance Rules”) regarding the responsibilities of manufacturers under the Product Governance Rules, each of Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, Merrill Lynch International, BNP Paribas, Banco Santander, S.A., Mizuho International plc and Scotiabank Europe plc (collectively, the “Manufacturers”) acknowledges to each other Manufacturer that it understands the responsibilities conferred upon it under the Product Governance Rules relating to each of the product approval process, the target market and the proposed distribution channels as applying to the Notes and the related information set out in the Final Memorandum. Each of the Manufacturers, together with Crédit Agricole Corporate and Investment Bank, ING Bank N.V., London Branch, UniCredit Bank AG, SMBC Nikko Capital Markets Limited, Banco Bilbao Vizcaya Argentaria, S.A., Coöperatieve Rabobank U.A. and MUFG Securities EMEA plc, the Issuer and the Guarantors note the application of the Product Governance Rules and acknowledge the target market and distribution channels identified as applying to the Notes by the Manufacturers and the related information set out in the Final Memorandum.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Companies and the several Initial Purchasers.

Very truly yours,

CROWN EUROPEAN HOLDINGS S.A.

By:	/s/ Timothy J. Donahue
	Name:	Timothy J. Donahue
	Title:	Administrateur &
Président Directeur Général

CROWN HOLDINGS, INC.

By:	/s/ Thomas A. Kelly
	Name:	Thomas A. Kelly
	Title:	Senior Vice President and
Chief Financial Officer

[Signature Page to Purchase Agreement]

GUARANTORS:

CROWN AMERICAS LLC

By:	/s/ Kevin C. Clothier
	Name:	Kevin C. Clothier
	Title:	Vice President & Treasurer

CR USA, INC.
CROWN BEVERAGE PACKAGING PUERTO RICO, INC.
CROWN CONSULTANTS, INC.
CROWN CORK & SEAL COMPANY (DE), LLC
CROWN CORK & SEAL COMPANY, INC.
CROWN FINANCIAL CORPORATION
CROWN INTERNATIONAL HOLDINGS, INC.
CROWN PACKAGING TECHNOLOGY, INC.
FOREIGN MANUFACTURERS FINANCE CORPORATION

By:	/s/ Kevin C. Clothier
	Name:	Kevin C. Clothier
	Title:	Vice President & Treasurer

CROWN CORK & SEAL USA, INC.

By:	/s/ Kevin C. Clothier
	Name:	Kevin C. Clothier
	Title:	Assistant Treasurer

CROWN BEVERAGE PACKAGING, LLC

By:	/s/ Kevin C. Clothier
	Name:	Kevin C. Clothier
	Title:	Assistant Treasurer

[Signature Page to Purchase Agreement]

3079939 NOVA SCOTIA COMPANY/3079939 COMPAGNIE DE LA NOUVELLE ECOSSE

By:	/s/ Kevin C. Clothier
	Name:	Kevin C. Clothier
	Title:	Vice President & Treasurer

889273 ONTARIO INC.

By:	/s/ Kevin C. Clothier
	Name:	Kevin C. Clothier
	Title:	Vice President & Treasurer

CROWN CANADIAN HOLDINGS ULC

By:	/s/ Kevin C. Clothier
	Name:	Kevin C. Clothier
	Title:	Vice President & Treasurer

CROWN METAL PACKAGING CANADA INC.

By:	/s/ Kevin C. Clothier
	Name:	Kevin C. Clothier
	Title:	Vice President & Treasurer

CROWN METAL PACKAGING CANADA LP by its general partner, CROWN METAL
PACKAGING CANADA INC.

By:	/s/ Kevin C. Clothier
	Name:	Kevin C. Clothier
	Title:	Vice President & Treasurer

[Signature Page to Purchase Agreement]

CROWN BEVCAN FRANCE SAS

By:	/s/ Paul Browett
	Name:	Paul Browett
	Title:	Directeur Général

CROWN DÉVELOPPEMENT

By:	/s/ Paul Browett
	Name:	Paul Browett
	Title:	Président

CROWN EMBALLAGE FRANCE SAS

By:	/s/ Paul Browett
	Name:	Paul Browett
	Title:	Directeur Général

SOCIÉTÉ DE PARTICIPATIONS CARNAUDMETALBOX

By:	/s/ Paul Browett
	Name:	Paul Browett
	Title:	Présiden

[Signature Page to Purchase Agreement]

CROWN CORK & SEAL DEUTSCHLAND HOLDINGS GMBH

By:	/s/ Rolf Willke
	Name:	Rolf Willke
	Title:	Managing Director

By:	/s/ Martin Kleiner
	Name:	Martin Kleiner
	Title:	Prokurist

CROWN COMMERCIAL VERMÖGENSVERWALTUNG GMBH

By:	/s/ Rolf Willke
	Name:	Rolf Willke
	Title:	Managing Director

CROWN FOODCAN GERMANY GMBH

By:	/s/ Martin Kleiner
	Name:	Martin Kleiner
	Title:	Prokurist

By:	/s/ Jutta Liesche
	Name:	Jutta Liesche
	Title:	Prokurist

[Signature Page to Purchase Agreement]

CROWN FOODCAN GMBH

By:	/s/ Martin Kleiner
	Name:	Martin Kleiner
	Title:	Prokurist

By:	/s/ Jutta Liesche
	Name:	Jutta Liesche
	Title:	Prokurist

CROWN COMMERCIAL GERMANY GMBH & CO. KG, by CROWN CORK & SEAL DEUTSCHLAND HOLDINGS GMBH, its General Partner

By:	/s/ Rolf Willke
	Name:	Rolf Willke
	Title:	Managing Director

By:	/s/ Martin Kleiner
	Name:	Martin Kleiner
	Title:	Prokurist

[Signature Page to Purchase Agreement]

CROWN PACKAGING LUX III, S.À.R.L.

By:	/s/ Paul Browett
	Name:	Paul Browett
	Title:	Manager A

By:	/s/ Marcus Gansen
	Name:	Marcus Gansen
	Title:	Manager B

[Signature Page to Purchase Agreement]

CROWN ENVASES MEXICO, S.A. DE C.V.

By:	/s/ Kevin C. Clothier
	Name:	Kevin C. Clothier
	Title:	Vice President & Treasurer

CROWN MEXICAN HOLDINGS, S. DE R.L. DE C.V.

By:	/s/ Kevin C. Clothier
	Name:	Kevin C. Clothier
	Title:	Vice President & Treasurer

CROWN FAMOSA, S.A. DE C.V.

By:	/s/ Kevin C. Clothier
	Name:	Kevin C. Clothier
	Title:	Vice President & Treasurer

FÁBRICAS MONTERREY, S.A. DE C.V.

By:	/s/ Kevin C. Clothier
	Name:	Kevin C. Clothier
	Title:	Vice President & Treasurer

CIERRES HERMÉTICOS, S.A. DE C.V.

By:	/s/ Kevin C. Clothier
	Name:	Kevin C. Clothier
	Title:	Vice President & Treasurer

PROLATAMEX, S.A. DE C.V.

By:	/s/ Kevin C. Clothier
	Name:	Kevin C. Clothier
	Title:	Vice President & Treasurer

[Signature Page to Purchase Agreement]

SÍLICES DE VERACRUZ, S.A. DE C.V.

By:	/s/ Kevin C. Clothier
	Name:	Kevin C. Clothier
	Title:	Vice President & Treasurer

GLASS & SILICE, S.A. DE C.V.

By:	/s/ Kevin C. Clothier
	Name:	Kevin C. Clothier
	Title:	Vice President & Treasurer

SÍLICE DEL ISTMO, S.A. DE C.V.

By:	/s/ Kevin C. Clothier
	Name:	Kevin C. Clothier
	Title:	Vice President & Treasurer

[Signature Page to Purchase Agreement]

VICHISA, S.A. DE C.V.

By:	/s/ Kevin C. Clothier
	Name:	Kevin C. Clothier
	Title:	Vice President & Treasurer

[Signature Page to Purchase Agreement]

CROWN VERPAKKING NEDERLAND B.V.

By:	/s/ John Beardsley
	Name:	John Beardsley
	Title:	President

FAMOSA B.V.

By:	/s/ Paul Browett
	Name:	Paul Browett
	Title:	President

SIVESA B.V.

By:	/s/ Paul Browett
	Name:	Paul Browett
	Title:	President

SISA MEXICO B.V.

By:	/s/ Paul Browett
	Name:	Paul Browett
	Title:	President

[Signature Page to Purchase Agreement]

CROWN FOOD ESPAÑA, S.A.U.

By:	/s/ Laurent Watteaux
	Name:	Laurent Watteaux
	Title:	Sole Director

[Signature Page to Purchase Agreement]

CROWN PACKAGING EUROPEAN HOLDINGS GMBH

By:	/s/ John Beardsley
	Name:	John Beardsley
	Title:	Geschaftsfuhrer (Managing Officer) & Chairman

CROWN PACKAGING EUROPEAN DIVISION GMBH

By:	/s/ John Beardsley
	Name:	John Beardsley
	Title:	Geschaftsfuhrer (Managing Officer)

[Signature Page to Purchase Agreement]

CARNAUDMETALBOX ENGINEERING LIMITED

By:	/s/ Paul Browett
	Name:	Paul Browett
	Title:	Director

CARNAUDMETALBOX GROUP UK LIMITED

By:	/s/ Paul Browett
	Name:	Paul Browett
	Title:	Director

CARNAUDMETALBOX OVERSEAS LIMITED

By:	/s/ Paul Browett
	Name:	Paul Browett
	Title:	Director

CROWN AEROSOLS UK LIMITED

By:	/s/ Paul Browett
	Name:	Paul Browett
	Title:	Director

CROWN SPECIALITY PACKAGING UK LIMITED

By:	/s/ Paul Browett
	Name:	Paul Browett
	Title:	Director

[Signature Page to Purchase Agreement]

CROWN UK HOLDINGS LIMITED

By:	/s/ John Beardsley
	Name:	John Beardsley
	Title:	Director

CROWN PACKAGING DISTRIBUTION UK LIMITED

By:	/s/ Aidan Ruddock
	Name:	Aidan Ruddock
Title:

CROWN PACKAGING MANUFACTURING UK LIMITED

By:	/s/ Paul Browett
	Name:	Paul Browett
	Title:	Director

[Signature Page to Purchase Agreement]

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CITIGROUP GLOBAL MARKETS LIMITED

By:	/s/ Simi Alabi
	Name:	Simi Alabi
	Title:	Delegated Signatory

For itself and the other several Initial Purchasers named in Schedule I to the foregoing Agreement.

[Signature Page to Purchase Agreement]